EXHIBIT 10.1
SUPPORT AGREEMENT
     This SUPPORT AGREEMENT (this “Agreement”), is entered into on June 7, 2010, between Emulex Corporation, a Delaware corporation (“Parent”), and the stockholder of ServerEngines Corporation, a Delaware corporation (the “Company”), named on the signature page hereto (the “Stockholder”).
RECITALS
     A. The Company and Parent are, concurrently with the execution and delivery of this Agreement, entering into an Agreement and Plan of Merger, dated as of the date hereof (as amended or modified from time to time, the “Merger Agreement”), pursuant to which the Company is to merge with and into a subsidiary of Parent, with such subsidiary continuing as the surviving corporation (the “Merger”);
     B. The Stockholder acknowledges that it is a pre-condition to Parent entering into the Merger Agreement that the Stockholder enter into this Agreement, and that Parent would not enter into the Merger Agreement unless the Stockholder enters into this Agreement; and
     C. As of the date hereof, the Stockholder is the record and beneficial owner (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934, as amended) of the shares of common stock of the Company (“Common Shares”) and the shares of preferred stock of the Company (“Preferred Shares”) each as listed next to the Stockholder’s name on the signature page hereto (the “Existing Shares” and, together with any Common Shares, Preferred Shares or other voting capital stock of the Company acquired (whether by exercise of Options or otherwise) by the Stockholder after the date hereof, the “Shares”).
AGREEMENT
     NOW, THEREFORE, in consideration of the foregoing and the mutual representations, warranties, covenants and agreements set forth herein, the parties hereto agree as follows:
ARTICLE I.
VOTING
     1.1 Agreement to Vote. The Stockholder irrevocably and unconditionally agrees that, from and after the date hereof and until the date on which this Agreement is terminated pursuant to Section 4.2, at any meeting of the stockholders of the Company, however called, or in connection with any written consent of the stockholders of the Company, the Stockholder shall:
          (a) appear at each such meeting or otherwise cause the Shares and any other voting securities of the Company as to which the Stockholder has, directly or indirectly, the right to vote or direct the voting (together with the Shares, the “Voting Shares”) to be counted as present thereat for purposes of establishing a quorum; and
          (b) vote (or cause to be voted), in person or by proxy, or deliver a written consent (or cause a consent to be delivered) covering, all the Voting Shares (i) in favor of adoption of the Merger Agreement and any other action of the Company’s stockholders reasonably requested in furtherance thereof (whether or not recommended by the Board of Directors of the Company), (ii) against any action or agreement submitted for approval of the stockholders of the Company that would reasonably be expected to result in a breach of any covenant, representation or warranty or any other obligation or agreement of the Company contained in the Merger Agreement or of the Stockholder contained in this Agreement, and (iii) against any offer, proposal or indication of interest, from any Person other than Parent or its Subsidiaries, relating to any Competing Proposed Transaction (an “Acquisition Proposal”), or any other action, agreement or transaction submitted for approval to the stockholders of the Company that is intended, or could reasonably be expected, to materially impede, interfere or be inconsistent with, delay, postpone, or adversely affect the Merger or this Agreement, including: (A) a material change in the policies or management of the Company; (B) an election of new members to the board of directors of the Company, except where the vote is cast in favor of the nominees of a majority of the existing directors; (C) any material change in the present capitalization or dividend policy of the Company or any amendment or other change to the Company’s certificate of incorporation or bylaws, except if approved by Parent; or (D) any other material change in the Company’s corporate structure or business.
     1.2 No Inconsistent Agreements. The Stockholder hereby represents, covenants and agrees that, except for this Agreement, the Stockholder (a) has not entered into, and the Stockholder shall not enter into at any time while this Agreement remains in effect, any voting agreement or voting trust with respect to the Voting Shares and (b) has not granted, and the Stockholder shall not grant at any time while this Agreement remains in effect, a proxy, a consent or power of attorney with respect to the Voting Shares.
     1.3 Proxy. The Stockholder hereby grants to Parent a proxy to vote the Voting Shares as indicated in Section 1.1 above if the Stockholder fails for any reason to vote such Voting Shares in accordance with Section 1.1. The Stockholder hereby appoints Parent, the executive officers of Parent and any other designee of Parent, and each of them individually, as the Stockholder’s attorney-in-fact (with full power of substitution) to vote the Voting Shares as indicated in Section 1.1 if the Stockholder fails for any reason to vote such Voting Shares in accordance with Section 1.1. The Stockholder agrees that such a proxy is coupled with an interest and irrevocable for so long as this Agreement is in effect, and that the Stockholder will take such further action or execute such other instruments as Parent may determine is necessary or reasonably required to effectuate the intent of such proxy and hereby revokes any proxy previously granted by such Stockholder with respect to the Voting Shares.
ARTICLE II.
REPRESENTATIONS AND WARRANTIES OF THE STOCKHOLDER
     2.1 Representations and Warranties. The Stockholder hereby represents and warrants to Parent as follows:
          (a) Authorization; Validity of Agreement; Necessary Action. The Stockholder has full power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. The execution, delivery and performance by the Stockholder of this Agreement and the consummation by it of the transactions contemplated hereby have been duly and validly authorized by the Stockholder and no other actions or proceedings on the part of the Stockholder are necessary to authorize the execution and delivery by it of this Agreement and the consummation by it of the transactions contemplated hereby. This Agreement has been duly executed and delivered by the Stockholder and, assuming this Agreement constitutes a valid and binding obligation of Parent, constitutes a valid and binding obligation of the Stockholder, enforceable against it in accordance with its terms (except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and to general equity principles).
          (b) Ownership. The Existing Shares listed on the Stockholder’s signature page hereto are, and such Existing Shares and any additional Common Shares or Preferred Shares acquired by the Stockholder after the date hereof and prior to the Effective Time will be, owned beneficially and of record solely by the Stockholder. As of the date hereof, the number of shares of Common Shares and Preferred Shares owned by the Stockholder is listed on the Stockholder’s signature page hereto. As of the date hereof, the Existing Shares listed on the Stockholder’s signature page hereto constitute all of the Common Shares and Preferred Shares held of record or owned by the Stockholder, and except as indicated thereon, the Stockholder has sole voting power and disposition power of such Shares. As of the date hereof, the Stockholder’s signature page hereto lists all Voting Shares for which the Stockholder has voting power, but does not have dispositive power, and lists the holder of dispositive power thereof. Except as may be specified on the Stockholder’s signature page hereto, the Stockholder has and will have at all times through the Effective Time sole voting power, sole power of disposition, sole power to issue instructions with respect to the matters set forth in Articles I and III, and sole power to agree to all of the matters set forth in this Agreement, in each case with respect to all of the Voting Shares owned or for which the Stockholder has the right to vote on the date hereof and with respect to all of the Voting Shares at the Effective Time, with no limitations, qualifications or restrictions on such rights, subject to applicable federal and state securities laws and the terms of this Agreement. Subject to applicable federal and state securities laws and the terms of this Agreement, the Stockholder has good and marketable title to the Existing Shares listed on the Stockholder’s signature page hereto, free and clear of any Liens, and the Stockholder will have good and marketable title to such Existing Shares and any additional Common Shares and Preferred Shares acquired by the Stockholder after the date hereof and prior to the Effective Time, free and clear of any Liens. The Stockholder has not appointed or granted any proxy or power of attorney that is still in effect with respect to the Voting Shares, except as set forth in this Agreement.
          (c) No Violation. The execution and delivery of this Agreement by the Stockholder does not, and the performance by the Stockholder of its obligations under this Agreement will not, (i) conflict with or violate the constitutive documents of the Stockholder, if the Stockholder is an entity, (ii) conflict with or violate any law, ordinance or regulation of any Governmental or Regulatory Authority applicable to the Stockholder or by which any of its assets or properties is bound, or (iii) conflict with, result in any breach of or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, or require payment under, or require redemption or repurchase of or otherwise require the purchase or sale of any securities, or result in the creation of any Lien on the properties or assets of the Stockholder pursuant to, any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation to which the Stockholder is a party or by which the Stockholder or any of its assets or properties is bound.
          (d) Consents and Approvals. The execution and delivery of this Agreement by the Stockholder does not, and the performance by the Stockholder of its obligations under this Agreement will not, require the Stockholder to obtain any consent, approval, authorization or permit of, or to make any filing with or notification to, any Governmental or Regulatory Authority or other Person.
          (e) Absence of Litigation. There is no suit, action, investigation or proceeding pending or, to the knowledge of the Stockholder, threatened against the Stockholder before or by any Governmental or Regulatory Authority that could reasonably be expected, either individually or in the aggregate, to restrict, prohibit or impair the ability of (i) the Stockholder to perform its obligations hereunder or to consummate the transactions contemplated hereby on a timely basis or (ii) Parent to exercise its rights under this Agreement.
ARTICLE III.
OTHER COVENANTS OF THE STOCKHOLDER
     3.1 Exercise of Drag-Along Rights. Not later than the second Business Day after the date of the Company Stockholder Approval, the Stockholder shall cooperate with the other Founders to deliver or cause to be delivered to all stockholders of the Company other than the Founders a written notice pursuant to and in compliance with the provisions of ARTICLE V, Section 4(a) of the Company’s certificate of incorporation notifying such stockholders of the Company that the Company has entered into the Merger Agreement and that the Founders have determined to exercise their rights pursuant to ARTICLE V, Section 4(a) to “drag along” the Company’s other stockholders in connection with the transactions contemplated by the Merger Agreement, and setting forth the name and address of Parent, the number of shares of Company Common Stock proposed to be transferred in the Merger, the form and amount of consideration to be received in the Merger and all other material terms and conditions offered by Parent and Merger Sub pursuant to the Merger Agreement required under the Company’s certificate of incorporation.
     3.2 Further Agreements.
          (a) The Stockholder hereby agrees, while this Agreement is in effect, not to (i) sell (constructively or otherwise), transfer, pledge, grant, encumber, assign, distribute, gift or otherwise dispose of (each, a “Transfer”), or (ii) enforce or permit the enforcement of the provisions of any redemption, share purchase or sale, recapitalization or other agreement with the Company or any other Person, to the extent within the control of the Stockholder, with respect to, or (iii) enter into any contract, option or other arrangement or understanding with respect to any Transfer (whether by actual disposition or effective economic disposition due to hedging, cash settlement or otherwise) of, any of the Existing Shares owned beneficially and of record by the Stockholder, any Shares acquired by the Stockholder after the date hereof, any securities exercisable or exchangeable for or convertible into Common Shares or Preferred

Shares, any other capital stock of the Company, or any interest in any of the foregoing with any Person, except that the Stockholder may Transfer all or any portion of the Shares for bona fide estate planning purposes, provided that the Stockholder notifies Parent in writing prior to such Transfer and either (x) the Stockholder retains sole voting power, sole power of disposition and sole power to issue instructions with respect to the matters set forth in Articles I and III with respect to the Shares Transferred, or (y) the transferee delivers a joinder to this Agreement in a form reasonably acceptable to Parent as confirmation that the transferee shall be bound by the terms and conditions of this Agreement to the same extent as the Stockholder with respect to the Shares Transferred.
          (b) In case of a stock dividend or distribution, or any change in Common Shares or Preferred Shares by reason of any stock dividend or distribution, split-up, recapitalization, combination, exchange of shares or the like, the terms “Shares” and “Voting Shares” shall be deemed to refer to and include the Shares or the Voting Shares, as the case may be, as well as all such stock dividends and distributions and any securities into which or for which any or all of the Shares or the Voting Shares, as the case may be, may be changed or exchanged or which are received in such transaction.
          (c) The Stockholder, solely in his capacity as a stockholder of the Company, shall, and shall direct and cause his advisors, representatives and other agents (including any investment banker, attorney or accountant retained by him) to, immediately cease and terminate any discussions or negotiations with any Persons that may have been conducted heretofore with respect to an Acquisition Proposal.
          (d) The Stockholder hereby agrees, while this Agreement is in effect, to notify Parent promptly in writing of (i) the number of any additional Common Shares or Preferred Shares or other securities of the Company acquired by the Stockholder, if any, after the date hereof and (ii) any inquiries or proposals that are received by, any such information which is requested from, or any negotiations or discussions which are sought to be initiated or continued with, the Stockholder with respect to any matter described in Section 3.2(a) or (c).
     3.3 Waiver of Appraisal Rights. The Stockholder hereby waives any rights of appraisal or rights to dissent from the Merger that such Stockholder may have under applicable Law.
     3.4 Binding Effect. The Stockholder hereby agrees that this Agreement, and all authority conferred by this Agreement, shall not be affected by, and shall survive, such Stockholder’s death or incapacity and shall be binding upon such Stockholder’s successors, assigns, heirs, executors, administrators and legal representatives and shall not be affected by the dissolution of such Stockholder if such Stockholder is an entity.
     3.5 Restrictions on Closing Shares. Stockholder agrees to the restrictions on Closing Shares issuable to Stockholder as a Founder (as defined) that are set forth in Section 1.7(f) of the Merger Agreement, and acknowledges and agrees that only fifty percent of the Closing Shares issued to the Eligible Stockholders other than the Founders shall be subject to the restrictions set forth therein.

ARTICLE IV.
MISCELLANEOUS
     4.1 No Restriction as Director. Nothing contained in this Agreement shall restrict the Stockholder’s voting or other actions in his capacity as a director of the Company.
     4.2 Termination. This Agreement, and any proxy granted pursuant to Section 1.3, shall terminate upon the earlier of (i) the date on which the Merger Agreement is terminated in accordance with Article VIII thereof or (ii) the Effective Time. Nothing in this Section 4.2 shall relieve or otherwise limit any party of liability for breach of this Agreement prior to such termination.
     4.3 Stop Transfer Order. In furtherance of this Agreement, the Stockholder shall and hereby does authorize and instruct the Company to instruct its transfer agent to enter a stop transfer order with respect to all of the Existing Shares owned beneficially and of record by the Stockholder and all Shares acquired by the Stockholder after the date hereof in the event of a proposed Transfer in violation of Section 3.2(a).
     4.4 Further Assurances. From time to time, at the other party’s request and without further consideration, each party shall execute and deliver such additional documents and take all such further action as may be reasonably necessary or desirable to consummate the transactions contemplated by this Agreement.
     4.5 No Ownership Interest. Nothing contained in this Agreement shall be deemed to vest in Parent any direct or indirect ownership or incidence of ownership of or with respect to any Voting Shares. All rights, ownership and economic benefits of and relating to the Voting Shares shall remain vested in and belong to the Stockholder (and to the extent applicable, any other stockholder of the Company), and Parent shall have no authority to manage, direct, superintend, restrict, regulate, govern or administer any of the policies or operations of the Company or exercise any power or authority to direct the Stockholder in the voting of any of the Voting Shares, except as otherwise provided herein.
     4.6 Notices. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly given upon receipt, if receipt is during business hours in the location of receipt, and if not, then the next Business Day) by delivery in person, by overnight courier, by facsimile, email or by registered or certified mail (postage prepaid, return receipt requested) to the respective parties at the following addresses (or at such other address for a party as shall be specified by like notice):
(a)	if to Parent to:

Emulex Corporation 3333 Susan Street Costa Mesa, California 92626 Facsimile No.: (714) 641-0172 Attn: President

and:

Emulex Corporation 3333 Susan Street Costa Mesa, California 92626 Facsimile No.: (714) 641-0172 Attn: General Counsel

with a copy to:

Gibson, Dunn & Crutcher LLP 3161 Michelson Drive, Suite 1200 Irvine, California 92612 Facsimile No: (949) 475-4703 Email Address: mhodges@gibsondunn.com Attn: Michelle A. Hodges
          (b) if to the Stockholder to the address listed therefor on the Stockholder’s signature page hereto.
     4.7 Interpretation.
          (a) Capitalized terms used but not defined herein shall have the meanings given to such terms in the Merger Agreement.
          (b) The words “hereof,” “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section references are to this Agreement unless otherwise specified. Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation.” Any reference to one gender (including the neuter) herein shall not be interpreted as excluding any other gender (including the neuter).
          (c) The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. No provision of this Agreement shall be construed to require Parent or any of its Subsidiaries or affiliates or the Stockholder or its affiliates to take any action that would violate any applicable law (whether statutory or common), rule or regulation. This Agreement is deemed to have been drafted jointly by the parties and any uncertainty or ambiguity shall not be construed for or against any party as a result of the attribution of drafting to any party.
     4.8 Counterparts. This Agreement may be executed and delivered (including by facsimile and electronic transmission) in one or more counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same Agreement.

     4.9 Entire Agreement; Assignment. This Agreement (together with the Merger Agreement, to the extent referred to herein) constitute the entire agreement among the parties with respect to the subject matter hereof and supersedes all prior agreements and undertakings, both written and oral, among the parties, with respect to the subject matter hereof. This Agreement shall not be assigned by any party hereto, except that Parent may assign all or any of its rights and obligations hereunder to any affiliate of Parent, provided that no such assignment shall relieve Parent of its obligations hereunder if such assignee does not perform such obligations.
     4.10 Governing Law; Jurisdiction. This Agreement shall be governed by, and construed in accordance with, the Laws of the State of Delaware applicable to contracts executed in and to be performed in that State. All Actions and Proceedings arising out of, under or relating to this Agreement or the Merger shall be heard and determined exclusively in a federal or state court sitting in the State of Delaware having jurisdiction over the subject matter only. The parties hereto hereby (a) submit to the exclusive jurisdiction of any federal or state court sitting in the State of Delaware and having jurisdiction over the subject matter only for the purpose of any Actions or Proceedings arising out of or relating to this Agreement brought by any party hereto, and (b) irrevocably waive, and agree not to assert by way of motion, defense, or otherwise, in any such Actions or Proceedings, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that the Actions or Proceedings are brought in an inconvenient forum, that the venue of the Actions or Proceedings is improper, or that this Agreement may not be enforced in or by any of the above-named courts.
     4.11 Specific Performance. The parties hereto agree that irreparable damage would occur in the event any provision of this Agreement were not performed in accordance with the terms hereof and that the parties shall be entitled to seek specific performance of the terms hereof (without posting bond therefor), in addition to any other remedy at Law or equity. Each of the parties further agrees to waive (i) any defense in any action for specific performance that a remedy at law would be adequate and (ii) any requirements for the securing or posting of any bond in connection with obtaining any such equitable relief.
     4.12 Waiver of Jury Trial. Each of the parties hereto hereby waives to the fullest extent permitted by applicable Law any right it may have to a trial by jury with respect to any litigation directly or indirectly arising out of, under or relating to this Agreement. Each of the parties hereto (a) certifies that no Representative of any other party has represented, expressly or otherwise, that such other party would not, in the event of litigation, seek to enforce the foregoing waiver and (b) acknowledges that it and the other parties hereto have been induced to enter into this Agreement, by, among other things, the mutual waivers and certifications in this Section 4.12.
     4.13 Amendment. This Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties hereto.
     4.14 Severability. Any term or provision of this Agreement which is determined by a court of competent jurisdiction to be invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction, and if any provision of this Agreement is determined to be so broad as to be unenforceable, the provision shall be interpreted to be only so broad as is enforceable, in all cases so long as neither the economic nor legal substance of the transactions contemplated hereby is affected in any manner materially adverse to any party or its stockholders or limited partners. Upon any such determination, the parties shall negotiate in good faith in an effort to agree upon a suitable and equitable substitute provision to effect the original intent of the parties.
     4.15 Third Party Beneficiaries. This Agreement shall be binding upon and inure solely to the benefit of each party hereto (and such party’s respective successors and permitted assigns), and nothing in this Agreement, expressed or implied, is intended to or shall confer upon any other Person any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.
     4.16 Expenses. Each party hereto shall pay his or its own expenses in connection with the negotiation and execution of this Agreement.
[Signature Page Follows]

     IN WITNESS WHEREOF, Parent has signed or has caused this Agreement to be signed by its officer or other authorized person as of the date first written above.

EMULEX CORPORATION
By:	/s/ James M. McCluney
	Name:	James M. McCluney
	Title:	President and Chief Executive Officer

[Parent Signature Page to Support Agreement (Arramreddy)]

     IN WITNESS WHEREOF, the Stockholder has signed or has caused this Agreement to be signed by its officer or other authorized person as of the date first written above.

STOCKHOLDER
By:	/s/ A. Sujith Kumar
Sujith Arramreddy

Number of Common Shares owned beneficially and of record: 3,125,000
Number of Preferred Shares owned beneficially and of record: 607,145
Number of Shares owned of record by a grantor retained annuity trust with respect to which the Stockholder is the sole trustee possessing sole voting power, sole dispositive power, sole power to issue instructions with respect to the matters set forth in Articles I and III, and sole power to agree to all of the matters set forth in this Agreement: 500,000
Address for notices:
Sujith Arramreddy
19358 Monte Vista Drive
Saratoga, CA 95070
[Stockholder Signature Page to Support Agreement (Arramreddy)]

SUPPORT AGREEMENT
     This SUPPORT AGREEMENT (this “Agreement”), is entered into on June 7, 2010, between Emulex Corporation, a Delaware corporation (“Parent”), and the stockholder of ServerEngines Corporation, a Delaware corporation (the “Company”), named on the signature page hereto (the “Stockholder”).
RECITALS
     A. The Company and Parent are, concurrently with the execution and delivery of this Agreement, entering into an Agreement and Plan of Merger, dated as of the date hereof (as amended or modified from time to time, the “Merger Agreement”), pursuant to which the Company is to merge with and into a subsidiary of Parent, with such subsidiary continuing as the surviving corporation (the “Merger”);
     B. The Stockholder acknowledges that it is a pre-condition to Parent entering into the Merger Agreement that the Stockholder enter into this Agreement, and that Parent would not enter into the Merger Agreement unless the Stockholder enters into this Agreement; and
     C. As of the date hereof, the Stockholder is the record and beneficial owner (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934, as amended) of the shares of common stock of the Company (“Common Shares”) and the shares of preferred stock of the Company (“Preferred Shares”) each as listed next to the Stockholder’s name on the signature page hereto (the “Existing Shares” and, together with any Common Shares, Preferred Shares or other voting capital stock of the Company acquired (whether by exercise of Options or otherwise) by the Stockholder after the date hereof, the “Shares”).
AGREEMENT
     NOW, THEREFORE, in consideration of the foregoing and the mutual representations, warranties, covenants and agreements set forth herein, the parties hereto agree as follows:
ARTICLE I.
VOTING
     1.1 Agreement to Vote. The Stockholder irrevocably and unconditionally agrees that, from and after the date hereof and until the date on which this Agreement is terminated pursuant to Section 4.2, at any meeting of the stockholders of the Company, however called, or in connection with any written consent of the stockholders of the Company, the Stockholder shall:
          (a) appear at each such meeting or otherwise cause the Shares and any other voting securities of the Company as to which the Stockholder has, directly or indirectly, the right to vote or direct the voting (together with the Shares, the “Voting Shares”) to be counted as present thereat for purposes of establishing a quorum; and
          (b) vote (or cause to be voted), in person or by proxy, or deliver a written consent (or cause a consent to be delivered) covering, all the Voting Shares (i) in favor of adoption of the Merger Agreement and any other action of the Company’s stockholders reasonably requested in furtherance thereof (whether or not recommended by the Board of Directors of the Company), (ii) against any action or agreement submitted for approval of the stockholders of the Company that would reasonably be expected to result in a breach of any covenant, representation or warranty or any other obligation or agreement of the Company contained in the Merger Agreement or of the Stockholder contained in this Agreement, and (iii) against any offer, proposal or indication of interest, from any Person other than Parent or its Subsidiaries, relating to any Competing Proposed Transaction (an “Acquisition Proposal”), or any other action, agreement or transaction submitted for approval to the stockholders of the Company that is intended, or could reasonably be expected, to materially impede, interfere or be inconsistent with, delay, postpone, or adversely affect the Merger or this Agreement, including: (A) a material change in the policies or management of the Company; (B) an election of new members to the board of directors of the Company, except where the vote is cast in favor of the nominees of a majority of the existing directors; (C) any material change in the present capitalization or dividend policy of the Company or any amendment or other change to the Company’s certificate of incorporation or bylaws, except if approved by Parent; or (D) any other material change in the Company’s corporate structure or business.
     1.2 No Inconsistent Agreements. The Stockholder hereby represents, covenants and agrees that, except for this Agreement, the Stockholder (a) has not entered into, and the Stockholder shall not enter into at any time while this Agreement remains in effect, any voting agreement or voting trust with respect to the Voting Shares and (b) has not granted, and the Stockholder shall not grant at any time while this Agreement remains in effect, a proxy, a consent or power of attorney with respect to the Voting Shares.
     1.3 Proxy. The Stockholder hereby grants to Parent a proxy to vote the Voting Shares as indicated in Section 1.1 above if the Stockholder fails for any reason to vote such Voting Shares in accordance with Section 1.1. The Stockholder hereby appoints Parent, the executive officers of Parent and any other designee of Parent, and each of them individually, as the Stockholder’s attorney-in-fact (with full power of substitution) to vote the Voting Shares as indicated in Section 1.1 if the Stockholder fails for any reason to vote such Voting Shares in accordance with Section 1.1. The Stockholder agrees that such a proxy is coupled with an interest and irrevocable for so long as this Agreement is in effect, and that the Stockholder will take such further action or execute such other instruments as Parent may determine is necessary or reasonably required to effectuate the intent of such proxy and hereby revokes any proxy previously granted by such Stockholder with respect to the Voting Shares.
ARTICLE II.
REPRESENTATIONS AND WARRANTIES OF THE STOCKHOLDER
     2.1 Representations and Warranties. The Stockholder hereby represents and warrants to Parent as follows:
          (a) Authorization; Validity of Agreement; Necessary Action. The Stockholder has full power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. The execution, delivery and performance by the Stockholder of this Agreement and the consummation by it of the transactions contemplated hereby have been duly and validly authorized by the Stockholder and no other actions or proceedings on the part of the Stockholder are necessary to authorize the execution and delivery by it of this Agreement and the consummation by it of the transactions contemplated hereby. This Agreement has been duly executed and delivered by the Stockholder and, assuming this Agreement constitutes a valid and binding obligation of Parent, constitutes a valid and binding obligation of the Stockholder, enforceable against it in accordance with its terms (except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and to general equity principles).
          (b) Ownership. The Existing Shares listed on the Stockholder’s signature page hereto are, and such Existing Shares and any additional Common Shares or Preferred Shares acquired by the Stockholder after the date hereof and prior to the Effective Time will be, owned beneficially and of record solely by the Stockholder. As of the date hereof, the number of shares of Common Shares and Preferred Shares owned by the Stockholder is listed on the Stockholder’s signature page hereto. As of the date hereof, the Existing Shares listed on the Stockholder’s signature page hereto constitute all of the Common Shares and Preferred Shares held of record or owned by the Stockholder, and except as indicated thereon, the Stockholder has sole voting power and disposition power of such Shares. As of the date hereof, the Stockholder’s signature page hereto lists all Voting Shares for which the Stockholder has voting power, but does not have dispositive power, and lists the holder of dispositive power thereof. Except as may be specified on the Stockholder’s signature page hereto, the Stockholder has and will have at all times through the Effective Time sole voting power, sole power of disposition, sole power to issue instructions with respect to the matters set forth in Articles I and III, and sole power to agree to all of the matters set forth in this Agreement, in each case with respect to all of the Voting Shares owned or for which the Stockholder has the right to vote on the date hereof and with respect to all of the Voting Shares at the Effective Time, with no limitations, qualifications or restrictions on such rights, subject to applicable federal and state securities laws and the terms of this Agreement. Subject to applicable federal and state securities laws and the terms of this Agreement, the Stockholder has good and marketable title to the Existing Shares listed on the Stockholder’s signature page hereto, free and clear of any Liens, and the Stockholder will have good and marketable title to such Existing Shares and any additional Common Shares and Preferred Shares acquired by the Stockholder after the date hereof and prior to the Effective Time, free and clear of any Liens. The Stockholder has not appointed or granted any proxy or power of attorney that is still in effect with respect to the Voting Shares, except as set forth in this Agreement.
          (c) No Violation. The execution and delivery of this Agreement by the Stockholder does not, and the performance by the Stockholder of its obligations under this Agreement will not, (i) conflict with or violate the constitutive documents of the Stockholder, if the Stockholder is an entity, (ii) conflict with or violate any law, ordinance or regulation of any Governmental or Regulatory Authority applicable to the Stockholder or by which any of its assets or properties is bound, or (iii) conflict with, result in any breach of or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, or require payment under, or require redemption or repurchase of or otherwise require the purchase or sale of any securities, or result in the creation of any Lien on the properties or assets of the Stockholder pursuant to, any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation to which the Stockholder is a party or by which the Stockholder or any of its assets or properties is bound.
          (d) Consents and Approvals. The execution and delivery of this Agreement by the Stockholder does not, and the performance by the Stockholder of its obligations under this Agreement will not, require the Stockholder to obtain any consent, approval, authorization or permit of, or to make any filing with or notification to, any Governmental or Regulatory Authority or other Person.
          (e) Absence of Litigation. There is no suit, action, investigation or proceeding pending or, to the knowledge of the Stockholder, threatened against the Stockholder before or by any Governmental or Regulatory Authority that could reasonably be expected, either individually or in the aggregate, to restrict, prohibit or impair the ability of (i) the Stockholder to perform its obligations hereunder or to consummate the transactions contemplated hereby on a timely basis or (ii) Parent to exercise its rights under this Agreement.
ARTICLE III.
OTHER COVENANTS OF THE STOCKHOLDER
     3.1 Exercise of Drag-Along Rights. Not later than the second Business Day after the date of the Company Stockholder Approval, the Stockholder shall cooperate with the other Founders to deliver or cause to be delivered to all stockholders of the Company other than the Founders a written notice pursuant to and in compliance with the provisions of ARTICLE V, Section 4(a) of the Company’s certificate of incorporation notifying such stockholders of the Company that the Company has entered into the Merger Agreement and that the Founders have determined to exercise their rights pursuant to ARTICLE V, Section 4(a) to “drag along” the Company’s other stockholders in connection with the transactions contemplated by the Merger Agreement, and setting forth the name and address of Parent, the number of shares of Company Common Stock proposed to be transferred in the Merger, the form and amount of consideration to be received in the Merger and all other material terms and conditions offered by Parent and Merger Sub pursuant to the Merger Agreement required under the Company’s certificate of incorporation.
     3.2 Further Agreements.
          (a) The Stockholder hereby agrees, while this Agreement is in effect, not to (i) sell (constructively or otherwise), transfer, pledge, grant, encumber, assign, distribute, gift or otherwise dispose of (each, a “Transfer”), or (ii) enforce or permit the enforcement of the provisions of any redemption, share purchase or sale, recapitalization or other agreement with the Company or any other Person, to the extent within the control of the Stockholder, with respect to, or (iii) enter into any contract, option or other arrangement or understanding with respect to any Transfer (whether by actual disposition or effective economic disposition due to hedging, cash settlement or otherwise) of, any of the Existing Shares owned beneficially and of record by the Stockholder, any Shares acquired by the Stockholder after the date hereof, any securities exercisable or exchangeable for or convertible into Common Shares or Preferred

Shares, any other capital stock of the Company, or any interest in any of the foregoing with any Person, except that the Stockholder may Transfer all or any portion of the Shares for bona fide estate planning purposes, provided that the Stockholder notifies Parent in writing prior to such Transfer and either (x) the Stockholder retains sole voting power, sole power of disposition and sole power to issue instructions with respect to the matters set forth in Articles I and III with respect to the Shares Transferred, or (y) the transferee delivers a joinder to this Agreement in a form reasonably acceptable to Parent as confirmation that the transferee shall be bound by the terms and conditions of this Agreement to the same extent as the Stockholder with respect to the Shares Transferred.
          (b) In case of a stock dividend or distribution, or any change in Common Shares or Preferred Shares by reason of any stock dividend or distribution, split-up, recapitalization, combination, exchange of shares or the like, the terms “Shares” and “Voting Shares” shall be deemed to refer to and include the Shares or the Voting Shares, as the case may be, as well as all such stock dividends and distributions and any securities into which or for which any or all of the Shares or the Voting Shares, as the case may be, may be changed or exchanged or which are received in such transaction.
          (c) The Stockholder, solely in his capacity as a stockholder of the Company, shall, and shall direct and cause his advisors, representatives and other agents (including any investment banker, attorney or accountant retained by him) to, immediately cease and terminate any discussions or negotiations with any Persons that may have been conducted heretofore with respect to an Acquisition Proposal.
          (d) The Stockholder hereby agrees, while this Agreement is in effect, to notify Parent promptly in writing of (i) the number of any additional Common Shares or Preferred Shares or other securities of the Company acquired by the Stockholder, if any, after the date hereof and (ii) any inquiries or proposals that are received by, any such information which is requested from, or any negotiations or discussions which are sought to be initiated or continued with, the Stockholder with respect to any matter described in Section 3.2(a) or (c).
     3.3 Waiver of Appraisal Rights. The Stockholder hereby waives any rights of appraisal or rights to dissent from the Merger that such Stockholder may have under applicable Law.
     3.4 Binding Effect. The Stockholder hereby agrees that this Agreement, and all authority conferred by this Agreement, shall not be affected by, and shall survive, such Stockholder’s death or incapacity and shall be binding upon such Stockholder’s successors, assigns, heirs, executors, administrators and legal representatives and shall not be affected by the dissolution of such Stockholder if such Stockholder is an entity.
     3.5 Restrictions on Closing Shares. Stockholder agrees to the restrictions on Closing Shares issuable to Stockholder as a Founder (as defined) that are set forth in Section 1.7(f) of the Merger Agreement, and acknowledges and agrees that only fifty percent of the Closing Shares issued to the Eligible Stockholders other than the Founders shall be subject to the restrictions set forth therein.

ARTICLE IV.
MISCELLANEOUS
     4.1 No Restriction as Director. Nothing contained in this Agreement shall restrict the Stockholder’s voting or other actions in his capacity as a director of the Company.
     4.2 Termination. This Agreement, and any proxy granted pursuant to Section 1.3, shall terminate upon the earlier of (i) the date on which the Merger Agreement is terminated in accordance with Article VIII thereof or (ii) the Effective Time. Nothing in this Section 4.2 shall relieve or otherwise limit any party of liability for breach of this Agreement prior to such termination.
     4.3 Stop Transfer Order. In furtherance of this Agreement, the Stockholder shall and hereby does authorize and instruct the Company to instruct its transfer agent to enter a stop transfer order with respect to all of the Existing Shares owned beneficially and of record by the Stockholder and all Shares acquired by the Stockholder after the date hereof in the event of a proposed Transfer in violation of Section 3.2(a).
     4.4 Further Assurances. From time to time, at the other party’s request and without further consideration, each party shall execute and deliver such additional documents and take all such further action as may be reasonably necessary or desirable to consummate the transactions contemplated by this Agreement.
     4.5 No Ownership Interest. Nothing contained in this Agreement shall be deemed to vest in Parent any direct or indirect ownership or incidence of ownership of or with respect to any Voting Shares. All rights, ownership and economic benefits of and relating to the Voting Shares shall remain vested in and belong to the Stockholder (and to the extent applicable, any other stockholder of the Company), and Parent shall have no authority to manage, direct, superintend, restrict, regulate, govern or administer any of the policies or operations of the Company or exercise any power or authority to direct the Stockholder in the voting of any of the Voting Shares, except as otherwise provided herein.
     4.6 Notices. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly given upon receipt, if receipt is during business hours in the location of receipt, and if not, then the next Business Day) by delivery in person, by overnight courier, by facsimile, email or by registered or certified mail (postage prepaid, return receipt requested) to the respective parties at the following addresses (or at such other address for a party as shall be specified by like notice):
(a)	if to Parent to:

Emulex Corporation 3333 Susan Street Costa Mesa, California 92626 Facsimile No.: (714) 641-0172 Attn: President

and:

Emulex Corporation
3333 Susan Street
Costa Mesa, California 92626
Facsimile No.: (714) 641-0172
Attn: General Counsel

with a copy to:

Gibson, Dunn & Crutcher LLP
3161 Michelson Drive, Suite 1200
Irvine, California 92612
Facsimile No: (949) 475-4703
Email Address: mhodges@gibsondunn.com
Attn: Michelle A. Hodges
          (b) if to the Stockholder to the address listed therefor on the Stockholder’s signature page hereto.
     4.7 Interpretation.
          (a) Capitalized terms used but not defined herein shall have the meanings given to such terms in the Merger Agreement.
          (b) The words “hereof,” “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section references are to this Agreement unless otherwise specified. Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation.” Any reference to one gender (including the neuter) herein shall not be interpreted as excluding any other gender (including the neuter).
          (c) The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. No provision of this Agreement shall be construed to require Parent or any of its Subsidiaries or affiliates or the Stockholder or its affiliates to take any action that would violate any applicable law (whether statutory or common), rule or regulation. This Agreement is deemed to have been drafted jointly by the parties and any uncertainty or ambiguity shall not be construed for or against any party as a result of the attribution of drafting to any party.
     4.8 Counterparts. This Agreement may be executed and delivered (including by facsimile and electronic transmission) in one or more counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same Agreement.

     4.9 Entire Agreement; Assignment. This Agreement (together with the Merger Agreement, to the extent referred to herein) constitute the entire agreement among the parties with respect to the subject matter hereof and supersedes all prior agreements and undertakings, both written and oral, among the parties, with respect to the subject matter hereof. This Agreement shall not be assigned by any party hereto, except that Parent may assign all or any of its rights and obligations hereunder to any affiliate of Parent, provided that no such assignment shall relieve Parent of its obligations hereunder if such assignee does not perform such obligations.
     4.10 Governing Law; Jurisdiction. This Agreement shall be governed by, and construed in accordance with, the Laws of the State of Delaware applicable to contracts executed in and to be performed in that State. All Actions and Proceedings arising out of, under or relating to this Agreement or the Merger shall be heard and determined exclusively in a federal or state court sitting in the State of Delaware having jurisdiction over the subject matter only. The parties hereto hereby (a) submit to the exclusive jurisdiction of any federal or state court sitting in the State of Delaware and having jurisdiction over the subject matter only for the purpose of any Actions or Proceedings arising out of or relating to this Agreement brought by any party hereto, and (b) irrevocably waive, and agree not to assert by way of motion, defense, or otherwise, in any such Actions or Proceedings, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that the Actions or Proceedings are brought in an inconvenient forum, that the venue of the Actions or Proceedings is improper, or that this Agreement may not be enforced in or by any of the above-named courts.
     4.11 Specific Performance. The parties hereto agree that irreparable damage would occur in the event any provision of this Agreement were not performed in accordance with the terms hereof and that the parties shall be entitled to seek specific performance of the terms hereof (without posting bond therefor), in addition to any other remedy at Law or equity. Each of the parties further agrees to waive (i) any defense in any action for specific performance that a remedy at law would be adequate and (ii) any requirements for the securing or posting of any bond in connection with obtaining any such equitable relief.
     4.12 Waiver of Jury Trial. Each of the parties hereto hereby waives to the fullest extent permitted by applicable Law any right it may have to a trial by jury with respect to any litigation directly or indirectly arising out of, under or relating to this Agreement. Each of the parties hereto (a) certifies that no Representative of any other party has represented, expressly or otherwise, that such other party would not, in the event of litigation, seek to enforce the foregoing waiver and (b) acknowledges that it and the other parties hereto have been induced to enter into this Agreement, by, among other things, the mutual waivers and certifications in this Section 4.12.
     4.13 Amendment. This Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties hereto.
     4.14 Severability. Any term or provision of this Agreement which is determined by a court of competent jurisdiction to be invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction, and if any provision of this Agreement is determined to be so broad as to be unenforceable, the provision shall be interpreted to be only so broad as is enforceable, in all cases so long as neither the economic nor legal substance of the transactions contemplated hereby is affected in any manner materially adverse to any party or its stockholders or limited partners. Upon any such determination, the parties shall negotiate in good faith in an effort to agree upon a suitable and equitable substitute provision to effect the original intent of the parties.
     4.15 Third Party Beneficiaries. This Agreement shall be binding upon and inure solely to the benefit of each party hereto (and such party’s respective successors and permitted assigns), and nothing in this Agreement, expressed or implied, is intended to or shall confer upon any other Person any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.
     4.16 Expenses. Each party hereto shall pay his or its own expenses in connection with the negotiation and execution of this Agreement.
[Signature Page Follows]

     IN WITNESS WHEREOF, Parent has signed or has caused this Agreement to be signed by its officer or other authorized person as of the date first written above.

EMULEX CORPORATION
By:	/s/ James M. McCluney
	Name:	James M. McCluney
	Title:	President and Chief Executive Officer

[Parent Signature Page to Support Agreement (Gadiraju)]

     IN WITNESS WHEREOF, the Stockholder has signed or has caused this Agreement to be signed by its officer or other authorized person as of the date first written above.

STOCKHOLDER
By:	/s/ Sai Gadiraju
	Name:	Sai Gadiraju

Number of Common Shares owned beneficially and of record: 3,125,000
Number of Preferred Shares owned beneficially and of record: 607,145
Number of Shares owned of record by a grantor retained annuity trust with respect to which the Stockholder is the sole trustee possessing sole voting power, sole dispositive power, sole power to issue instructions with respect to the matters set forth in Articles I and III, and sole power to agree to all of the matters set forth in this Agreement: 500,000
Address for notices:
Sai Gadiraju
7084 Wilderness Circle
San Jose, CA 95135
[Stockholder Signature Page to Support Agreement (Gadiraju)]

SUPPORT AGREEMENT
     This SUPPORT AGREEMENT (this “Agreement”), is entered into on June 7, 2010, between Emulex Corporation, a Delaware corporation (“Parent”), and the stockholder of ServerEngines Corporation, a Delaware corporation (the “Company”), named on the signature page hereto (the “Stockholder”).
RECITALS
     A. The Company and Parent are, concurrently with the execution and delivery of this Agreement, entering into an Agreement and Plan of Merger, dated as of the date hereof (as amended or modified from time to time, the “Merger Agreement”), pursuant to which the Company is to merge with and into a subsidiary of Parent, with such subsidiary continuing as the surviving corporation (the “Merger”);
     B. The Stockholder acknowledges that it is a pre-condition to Parent entering into the Merger Agreement that the Stockholder enter into this Agreement, and that Parent would not enter into the Merger Agreement unless the Stockholder enters into this Agreement; and
     C. As of the date hereof, the Stockholder is the record and beneficial owner (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934, as amended) of the shares of common stock of the Company (“Common Shares”) and the shares of preferred stock of the Company (“Preferred Shares”) each as listed next to the Stockholder’s name on the signature page hereto (the “Existing Shares” and, together with any Common Shares, Preferred Shares or other voting capital stock of the Company acquired (whether by exercise of Options or otherwise) by the Stockholder after the date hereof, the “Shares”).
AGREEMENT
     NOW, THEREFORE, in consideration of the foregoing and the mutual representations, warranties, covenants and agreements set forth herein, the parties hereto agree as follows:
ARTICLE I.
VOTING
     1.1 Agreement to Vote. The Stockholder irrevocably and unconditionally agrees that, from and after the date hereof and until the date on which this Agreement is terminated pursuant to Section 4.2, at any meeting of the stockholders of the Company, however called, or in connection with any written consent of the stockholders of the Company, the Stockholder shall:
          (a) appear at each such meeting or otherwise cause the Shares and any other voting securities of the Company as to which the Stockholder has, directly or indirectly, the right to vote or direct the voting (together with the Shares, the “Voting Shares”) to be counted as present thereat for purposes of establishing a quorum; and
          (b) vote (or cause to be voted), in person or by proxy, or deliver a written consent (or cause a consent to be delivered) covering, all the Voting Shares (i) in favor of adoption of the Merger Agreement and any other action of the Company’s stockholders reasonably requested in furtherance thereof (whether or not recommended by the Board of Directors of the Company), (ii) against any action or agreement submitted for approval of the stockholders of the Company that would reasonably be expected to result in a breach of any covenant, representation or warranty or any other obligation or agreement of the Company contained in the Merger Agreement or of the Stockholder contained in this Agreement, and (iii) against any offer, proposal or indication of interest, from any Person other than Parent or its Subsidiaries, relating to any Competing Proposed Transaction (an “Acquisition Proposal”), or any other action, agreement or transaction submitted for approval to the stockholders of the Company that is intended, or could reasonably be expected, to materially impede, interfere or be inconsistent with, delay, postpone, or adversely affect the Merger or this Agreement, including: (A) a material change in the policies or management of the Company; (B) an election of new members to the board of directors of the Company, except where the vote is cast in favor of the nominees of a majority of the existing directors; (C) any material change in the present capitalization or dividend policy of the Company or any amendment or other change to the Company’s certificate of incorporation or bylaws, except if approved by Parent; or (D) any other material change in the Company’s corporate structure or business.
     1.2 No Inconsistent Agreements. The Stockholder hereby represents, covenants and agrees that, except for this Agreement, the Stockholder (a) has not entered into, and the Stockholder shall not enter into at any time while this Agreement remains in effect, any voting agreement or voting trust with respect to the Voting Shares and (b) has not granted, and the Stockholder shall not grant at any time while this Agreement remains in effect, a proxy, a consent or power of attorney with respect to the Voting Shares.
     1.3 Proxy. The Stockholder hereby grants to Parent a proxy to vote the Voting Shares as indicated in Section 1.1 above if the Stockholder fails for any reason to vote such Voting Shares in accordance with Section 1.1. The Stockholder hereby appoints Parent, the executive officers of Parent and any other designee of Parent, and each of them individually, as the Stockholder’s attorney-in-fact (with full power of substitution) to vote the Voting Shares as indicated in Section 1.1 if the Stockholder fails for any reason to vote such Voting Shares in accordance with Section 1.1. The Stockholder agrees that such a proxy is coupled with an interest and irrevocable for so long as this Agreement is in effect, and that the Stockholder will take such further action or execute such other instruments as Parent may determine is necessary or reasonably required to effectuate the intent of such proxy and hereby revokes any proxy previously granted by such Stockholder with respect to the Voting Shares.
ARTICLE II.
REPRESENTATIONS AND WARRANTIES OF THE STOCKHOLDER
     2.1 Representations and Warranties. The Stockholder hereby represents and warrants to Parent as follows:
          (a) Authorization; Validity of Agreement; Necessary Action. The Stockholder has full power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. The execution, delivery and performance by the Stockholder of this Agreement and the consummation by it of the transactions contemplated hereby have been duly and validly authorized by the Stockholder and no other actions or proceedings on the part of the Stockholder are necessary to authorize the execution and delivery by it of this Agreement and the consummation by it of the transactions contemplated hereby. This Agreement has been duly executed and delivered by the Stockholder and, assuming this Agreement constitutes a valid and binding obligation of Parent, constitutes a valid and binding obligation of the Stockholder, enforceable against it in accordance with its terms (except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and to general equity principles).
          (b) Ownership. The Existing Shares listed on the Stockholder’s signature page hereto are, and such Existing Shares and any additional Common Shares or Preferred Shares acquired by the Stockholder after the date hereof and prior to the Effective Time will be, owned beneficially and of record solely by the Stockholder. As of the date hereof, the number of shares of Common Shares and Preferred Shares owned by the Stockholder is listed on the Stockholder’s signature page hereto. As of the date hereof, the Existing Shares listed on the Stockholder’s signature page hereto constitute all of the Common Shares and Preferred Shares held of record or owned by the Stockholder, and except as indicated thereon, the Stockholder has sole voting power and disposition power of such Shares. As of the date hereof, the Stockholder’s signature page hereto lists all Voting Shares for which the Stockholder has voting power, but does not have dispositive power, and lists the holder of dispositive power thereof. Except as may be specified on the Stockholder’s signature page hereto, the Stockholder has and will have at all times through the Effective Time sole voting power, sole power of disposition, sole power to issue instructions with respect to the matters set forth in Articles I and III, and sole power to agree to all of the matters set forth in this Agreement, in each case with respect to all of the Voting Shares owned or for which the Stockholder has the right to vote on the date hereof and with respect to all of the Voting Shares at the Effective Time, with no limitations, qualifications or restrictions on such rights, subject to applicable federal and state securities laws and the terms of this Agreement. Subject to applicable federal and state securities laws and the terms of this Agreement, the Stockholder has good and marketable title to the Existing Shares listed on the Stockholder’s signature page hereto, free and clear of any Liens, and the Stockholder will have good and marketable title to such Existing Shares and any additional Common Shares and Preferred Shares acquired by the Stockholder after the date hereof and prior to the Effective Time, free and clear of any Liens. The Stockholder has not appointed or granted any proxy or power of attorney that is still in effect with respect to the Voting Shares, except as set forth in this Agreement.
          (c) No Violation. The execution and delivery of this Agreement by the Stockholder does not, and the performance by the Stockholder of its obligations under this Agreement will not, (i) conflict with or violate the constitutive documents of the Stockholder, if the Stockholder is an entity, (ii) conflict with or violate any law, ordinance or regulation of any Governmental or Regulatory Authority applicable to the Stockholder or by which any of its assets or properties is bound, or (iii) conflict with, result in any breach of or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, or require payment under, or require redemption or repurchase of or otherwise require the purchase or sale of any securities, or result in the creation of any Lien on the properties or assets of the Stockholder pursuant to, any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation to which the Stockholder is a party or by which the Stockholder or any of its assets or properties is bound.
          (d) Consents and Approvals. The execution and delivery of this Agreement by the Stockholder does not, and the performance by the Stockholder of its obligations under this Agreement will not, require the Stockholder to obtain any consent, approval, authorization or permit of, or to make any filing with or notification to, any Governmental or Regulatory Authority or other Person.
          (e) Absence of Litigation. There is no suit, action, investigation or proceeding pending or, to the knowledge of the Stockholder, threatened against the Stockholder before or by any Governmental or Regulatory Authority that could reasonably be expected, either individually or in the aggregate, to restrict, prohibit or impair the ability of (i) the Stockholder to perform its obligations hereunder or to consummate the transactions contemplated hereby on a timely basis or (ii) Parent to exercise its rights under this Agreement.
ARTICLE III.
OTHER COVENANTS OF THE STOCKHOLDER
     3.1 Exercise of Drag-Along Rights. Not later than the second Business Day after the date of the Company Stockholder Approval, the Stockholder shall cooperate with the other Founders to deliver or cause to be delivered to all stockholders of the Company other than the Founders a written notice pursuant to and in compliance with the provisions of ARTICLE V, Section 4(a) of the Company’s certificate of incorporation notifying such stockholders of the Company that the Company has entered into the Merger Agreement and that the Founders have determined to exercise their rights pursuant to ARTICLE V, Section 4(a) to “drag along” the Company’s other stockholders in connection with the transactions contemplated by the Merger Agreement, and setting forth the name and address of Parent, the number of shares of Company Common Stock proposed to be transferred in the Merger, the form and amount of consideration to be received in the Merger and all other material terms and conditions offered by Parent and Merger Sub pursuant to the Merger Agreement required under the Company’s certificate of incorporation.
     3.2 Further Agreements.
          (a) The Stockholder hereby agrees, while this Agreement is in effect, not to (i) sell (constructively or otherwise), transfer, pledge, grant, encumber, assign, distribute, gift or otherwise dispose of (each, a “Transfer”), or (ii) enforce or permit the enforcement of the provisions of any redemption, share purchase or sale, recapitalization or other agreement with the Company or any other Person, to the extent within the control of the Stockholder, with respect to, or (iii) enter into any contract, option or other arrangement or understanding with respect to any Transfer (whether by actual disposition or effective economic disposition due to hedging, cash settlement or otherwise) of, any of the Existing Shares owned beneficially and of record by the Stockholder, any Shares acquired by the Stockholder after the date hereof, any securities exercisable or exchangeable for or convertible into Common Shares or Preferred

Shares, any other capital stock of the Company, or any interest in any of the foregoing with any Person, except that the Stockholder may Transfer all or any portion of the Shares for bona fide estate planning purposes, provided that the Stockholder notifies Parent in writing prior to such Transfer and either (x) the Stockholder retains sole voting power, sole power of disposition and sole power to issue instructions with respect to the matters set forth in Articles I and III with respect to the Shares Transferred, or (y) the transferee delivers a joinder to this Agreement in a form reasonably acceptable to Parent as confirmation that the transferee shall be bound by the terms and conditions of this Agreement to the same extent as the Stockholder with respect to the Shares Transferred.
          (b) In case of a stock dividend or distribution, or any change in Common Shares or Preferred Shares by reason of any stock dividend or distribution, split-up, recapitalization, combination, exchange of shares or the like, the terms “Shares” and “Voting Shares” shall be deemed to refer to and include the Shares or the Voting Shares, as the case may be, as well as all such stock dividends and distributions and any securities into which or for which any or all of the Shares or the Voting Shares, as the case may be, may be changed or exchanged or which are received in such transaction.
          (c) The Stockholder, solely in his capacity as a stockholder of the Company, shall, and shall direct and cause his advisors, representatives and other agents (including any investment banker, attorney or accountant retained by him) to, immediately cease and terminate any discussions or negotiations with any Persons that may have been conducted heretofore with respect to an Acquisition Proposal.
          (d) The Stockholder hereby agrees, while this Agreement is in effect, to notify Parent promptly in writing of (i) the number of any additional Common Shares or Preferred Shares or other securities of the Company acquired by the Stockholder, if any, after the date hereof and (ii) any inquiries or proposals that are received by, any such information which is requested from, or any negotiations or discussions which are sought to be initiated or continued with, the Stockholder with respect to any matter described in Section 3.2(a) or (c).
     3.3 Waiver of Appraisal Rights. The Stockholder hereby waives any rights of appraisal or rights to dissent from the Merger that such Stockholder may have under applicable Law.
     3.4 Binding Effect. The Stockholder hereby agrees that this Agreement, and all authority conferred by this Agreement, shall not be affected by, and shall survive, such Stockholder’s death or incapacity and shall be binding upon such Stockholder’s successors, assigns, heirs, executors, administrators and legal representatives and shall not be affected by the dissolution of such Stockholder if such Stockholder is an entity.
     3.5 Restrictions on Closing Shares. Stockholder agrees to the restrictions on Closing Shares issuable to Stockholder as a Founder (as defined) that are set forth in Section 1.7(f) of the Merger Agreement, and acknowledges and agrees that only fifty percent of the Closing Shares issued to the Eligible Stockholders other than the Founders shall be subject to the restrictions set forth therein.

ARTICLE IV.
MISCELLANEOUS
     4.1 No Restriction as Director. Nothing contained in this Agreement shall restrict the Stockholder’s voting or other actions in his capacity as a director of the Company.
     4.2 Termination. This Agreement, and any proxy granted pursuant to Section 1.3, shall terminate upon the earlier of (i) the date on which the Merger Agreement is terminated in accordance with Article VIII thereof or (ii) the Effective Time. Nothing in this Section 4.2 shall relieve or otherwise limit any party of liability for breach of this Agreement prior to such termination.
     4.3 Stop Transfer Order. In furtherance of this Agreement, the Stockholder shall and hereby does authorize and instruct the Company to instruct its transfer agent to enter a stop transfer order with respect to all of the Existing Shares owned beneficially and of record by the Stockholder and all Shares acquired by the Stockholder after the date hereof in the event of a proposed Transfer in violation of Section 3.2(a).
     4.4 Further Assurances. From time to time, at the other party’s request and without further consideration, each party shall execute and deliver such additional documents and take all such further action as may be reasonably necessary or desirable to consummate the transactions contemplated by this Agreement.
     4.5 No Ownership Interest. Nothing contained in this Agreement shall be deemed to vest in Parent any direct or indirect ownership or incidence of ownership of or with respect to any Voting Shares. All rights, ownership and economic benefits of and relating to the Voting Shares shall remain vested in and belong to the Stockholder (and to the extent applicable, any other stockholder of the Company), and Parent shall have no authority to manage, direct, superintend, restrict, regulate, govern or administer any of the policies or operations of the Company or exercise any power or authority to direct the Stockholder in the voting of any of the Voting Shares, except as otherwise provided herein.
     4.6 Notices. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly given upon receipt, if receipt is during business hours in the location of receipt, and if not, then the next Business Day) by delivery in person, by overnight courier, by facsimile, email or by registered or certified mail (postage prepaid, return receipt requested) to the respective parties at the following addresses (or at such other address for a party as shall be specified by like notice):
(a)	if to Parent to:

Emulex Corporation 3333 Susan Street Costa Mesa, California 92626 Facsimile No.: (714) 641-0172 Attn: President

and:

Emulex Corporation 3333 Susan Street Costa Mesa, California 92626 Facsimile No.: (714) 641-0172 Attn: General Counsel

with a copy to:

Gibson, Dunn & Crutcher LLP 3161 Michelson Drive, Suite 1200 Irvine, California 92612 Facsimile No: (949) 475-4703 Email Address: mhodges@gibsondunn.com Attn: Michelle A. Hodges
          (b) if to the Stockholder to the address listed therefor on the Stockholder’s signature page hereto.
     4.7 Interpretation.
          (a) Capitalized terms used but not defined herein shall have the meanings given to such terms in the Merger Agreement.
          (b) The words “hereof,” “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section references are to this Agreement unless otherwise specified. Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation.” Any reference to one gender (including the neuter) herein shall not be interpreted as excluding any other gender (including the neuter).
          (c) The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. No provision of this Agreement shall be construed to require Parent or any of its Subsidiaries or affiliates or the Stockholder or its affiliates to take any action that would violate any applicable law (whether statutory or common), rule or regulation. This Agreement is deemed to have been drafted jointly by the parties and any uncertainty or ambiguity shall not be construed for or against any party as a result of the attribution of drafting to any party.
     4.8 Counterparts. This Agreement may be executed and delivered (including by facsimile and electronic transmission) in one or more counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same Agreement.

     4.9 Entire Agreement; Assignment. This Agreement (together with the Merger Agreement, to the extent referred to herein) constitute the entire agreement among the parties with respect to the subject matter hereof and supersedes all prior agreements and undertakings, both written and oral, among the parties, with respect to the subject matter hereof. This Agreement shall not be assigned by any party hereto, except that Parent may assign all or any of its rights and obligations hereunder to any affiliate of Parent, provided that no such assignment shall relieve Parent of its obligations hereunder if such assignee does not perform such obligations.
     4.10 Governing Law; Jurisdiction. This Agreement shall be governed by, and construed in accordance with, the Laws of the State of Delaware applicable to contracts executed in and to be performed in that State. All Actions and Proceedings arising out of, under or relating to this Agreement or the Merger shall be heard and determined exclusively in a federal or state court sitting in the State of Delaware having jurisdiction over the subject matter only. The parties hereto hereby (a) submit to the exclusive jurisdiction of any federal or state court sitting in the State of Delaware and having jurisdiction over the subject matter only for the purpose of any Actions or Proceedings arising out of or relating to this Agreement brought by any party hereto, and (b) irrevocably waive, and agree not to assert by way of motion, defense, or otherwise, in any such Actions or Proceedings, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that the Actions or Proceedings are brought in an inconvenient forum, that the venue of the Actions or Proceedings is improper, or that this Agreement may not be enforced in or by any of the above-named courts.
     4.11 Specific Performance. The parties hereto agree that irreparable damage would occur in the event any provision of this Agreement were not performed in accordance with the terms hereof and that the parties shall be entitled to seek specific performance of the terms hereof (without posting bond therefor), in addition to any other remedy at Law or equity. Each of the parties further agrees to waive (i) any defense in any action for specific performance that a remedy at law would be adequate and (ii) any requirements for the securing or posting of any bond in connection with obtaining any such equitable relief.
     4.12 Waiver of Jury Trial. Each of the parties hereto hereby waives to the fullest extent permitted by applicable Law any right it may have to a trial by jury with respect to any litigation directly or indirectly arising out of, under or relating to this Agreement. Each of the parties hereto (a) certifies that no Representative of any other party has represented, expressly or otherwise, that such other party would not, in the event of litigation, seek to enforce the foregoing waiver and (b) acknowledges that it and the other parties hereto have been induced to enter into this Agreement, by, among other things, the mutual waivers and certifications in this Section 4.12.
     4.13 Amendment. This Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties hereto.
     4.14 Severability. Any term or provision of this Agreement which is determined by a court of competent jurisdiction to be invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction, and if any provision of this Agreement is determined to be so broad as to be unenforceable, the provision shall be interpreted to be only so broad as is enforceable, in all cases so long as neither the economic nor legal substance of the transactions contemplated hereby is affected in any manner materially adverse to any party or its stockholders or limited partners. Upon any such determination, the parties shall negotiate in good faith in an effort to agree upon a suitable and equitable substitute provision to effect the original intent of the parties.
     4.15 Third Party Beneficiaries. This Agreement shall be binding upon and inure solely to the benefit of each party hereto (and such party’s respective successors and permitted assigns), and nothing in this Agreement, expressed or implied, is intended to or shall confer upon any other Person any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.
     4.16 Expenses. Each party hereto shall pay his or its own expenses in connection with the negotiation and execution of this Agreement.
[Signature Page Follows]

     IN WITNESS WHEREOF, Parent has signed or has caused this Agreement to be signed by its officer or other authorized person as of the date first written above.

EMULEX CORPORATION

By:	/s/ James M. McCluney
	Name:	James M. McCluney
	Title:	President and Chief Executive Officer

[Parent Signature Page to Support Agreement (Vegesna)]

     IN WITNESS WHEREOF, the Stockholder has signed or has caused this Agreement to be signed by its officer or other authorized person as of the date first written above.

STOCKHOLDER
By:	/s/ Raju Vegesna
	Name:	Raju Vegesna

Number of Common Shares owned beneficially and of record: 10,499,991
Number of Preferred Shares owned beneficially and of record: 3,035,725
Number of Shares owned of record by a grantor retained annuity trust with respect to which the Stockholder is the sole trustee possessing sole voting power, sole dispositive power, sole power to issue instructions with respect to the matters set forth in Articles I and III, and sole power to agree to all of the matters set forth in this Agreement: 1,000,000
Address for notices:
Raju Vegensa
5808 Trowbridge Way
San Jose, CA 95138
[Stockholder Signature Page to Support Agreement (Vegesna)]